SCHEDULE "E"

CERTIFICATE

TO: BLAKE, CASSELS & GRAYDON (the "Escrow Agent")

            This Certificate is delivered pursuant to section 3.2(d) of the Irrevocable Offer to Purchase Assets dated September o, 1999 delivered by o (the "Irrevocable Offer"). Unless otherwise specifically stated herein, all capitalized terms used herein have the meaning set out in the Irrevocable Offer.

            Each of the Purchaser and the Vendor hereby certifies that all of the conditions of closing set out in section 5 of the Irrevocable Offer have not been satisfied or waived. Each of the Vendor and the Purchaser hereby acknowledge and agree that the Escrow Agent shall be entitled to rely upon this Certificate in releasing the Escrow Funds in accordance with the terms of the Irrevocable Offer.

                                        o

Dated: ___________________________      Per: _________________________________
                                             Name:
                                             Title

                                        I have authority to bind the Corporation

Dated: ___________________________      Per: _________________________________
                                             Name:
                                             Title

                                        I have authority to bind the Corporation